Exhibit 10.2

BORROWING BASE REDETERMINATION AND

FIRST AMENDMENT TO AMENDED AND RESTATED

GUARANTEE AGREEMENT

THIS BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT (herein called this “Amendment”) is made as of May 31, 2013 by and among Athlon Holdings LP, a Delaware limited partnership (the “Borrower”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and Issuing Bank (in such capacity, the “Issuing Bank”), and each Lender party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of March 19, 2013 (as amended, supplemented or modified from time to time prior to the date hereof, the “Credit Agreement”), whereby the Issuing Bank became obligated to issue Letters of Credit for the account of the Loan Parties and the Swingline Lender and Lenders became obligated to make loans to the Borrower as therein provided;

WHEREAS, in connection with the execution of the Credit Agreement, certain Domestic Subsidiaries of the Borrower entered into that certain Amended and Restated Guarantee Agreement dated as of March 19, 2013 in favor of Bank of America, N.A. in its capacity as Collateral Agent for the Lenders (as amended, supplemented or modified from time to time prior to the date hereof, the “Original Guarantee”) in order to unconditionally guarantee the Borrower’s Obligations; and

WHEREAS, the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender and the Lenders party hereto desire to (a) increase the Borrowing Base available to the Borrower under the Credit Agreement and (b) amend the Original Guarantee as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Credit Agreement, in consideration of the loans and other credit which may hereafter be made by the Swingline Lender, the Lenders and the Issuing Bank to the Loan Parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1.                                                               Terms Defined in the Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

ARTICLE II.

BORROWING BASE REDETERMINATION

Section 2.1.                                                               Borrowing Base.  On the Effective Date, as defined below, pursuant to Section 2.14 of the Credit Agreement, the Borrowing Base Required Lenders and the Administrative Agent have determined that the Borrowing Base available to the Borrower under the Credit Agreement shall be $320,000,000, which determination shall take effect immediately on the Effective Date and shall remain in effect until the next Redetermination Date, and the Borrower hereby accepts such Borrowing Base as so redetermined.

ARTICLE III.

AMENDMENT TO ORIGINAL GUARANTEE

Section 3.1.                                                               Definitions.    The following definitions are hereby added to section 1 of the Original Guarantee in correct alphabetical order to read as follows:

“Qualified ECP Guarantor” means, at any time, each Credit Party that has total assets exceeding $10,000,000 or that qualifies as an “eligible contract participant” under the Commodity Exchange Act  and can cause another person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Specified Credit Party” means any Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10).

Section 3.2.                                                               Keepwell.  The Original Guarantee is hereby amended by renumbering the existing section 10 as section 11 and adding a new section 10 as follows:

“10.  KEEPWELL.  Each Credit Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of the security interest hereunder or under the Loan Documents, in each case, by any Specified Credit Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Credit Party with respect to such Swap Obligation as may be needed by such Specified Credit Party from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Swap Obligations (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 10, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until this Guaranty is terminated or such Qualified ECP Guarantor is released of its obligations hereunder, in each case in accordance with Section 5(g). Each Qualified ECP Guarantor intends that this Section 10 constitute, and this Section 10 shall be deemed to constitute, a guarantee of the

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obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Credit Party for all purposes of the Commodity Exchange Act.

ARTICLE IV.

CONDITIONS OF EFFECTIVENESS

Section 4.1.                                                               Conditions to Effectiveness of Amendment.  This Amendment shall become effective (the “Effective Date”) when and only when:

(a)                                 the Administrative Agent shall have received executed counterparts of this Amendment from the Borrower, each Guarantor and the Borrowing Base Required Lenders; and

(b)                                 each of the representations and warranties made by the Borrower and each Guarantor in or pursuant to the Credit Documents shall be true and correct in all material respects, as if made on and as of such date, except for any representations and warranties made as of a specified date, which were true and correct in all material respects as of such specified date.

ARTICLE V.

MISCELLANEOUS

Section 5.1.                                                               Ratification of Agreements.  By its acceptance hereof, each of the Borrower and each Guarantor hereby ratifies and confirms each Credit Document to which it is a party in all respects, after giving effect to the Borrowing Base redetermination and amendments set forth herein. Any reference to the Original Guarantee in any Credit Document shall be deemed to be a reference to the Original Guarantee as hereby amended.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the Original Guarantee, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Original Guarantee, or any other Loan Document.

Section 5.2.                                                               Survival of Agreements.  All representations, warranties, covenants and agreements of any Credit Party herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full.

Section 5.3.                                                               Credit Documents.  This Amendment is a Credit Document, and all provisions in the Credit Agreement or the Original Guarantee as amended hereby pertaining to Credit Documents apply hereto and thereto.

Section 5.4.                                                               Governing Law.  This Amendment shall be governed by and construed in accordance with the Laws of the State of New York.

Section 5.5.                                                               Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so

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executed shall be deemed to constitute one and the same Amendment.  This Amendment may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES HERETO.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

ATHLON HOLDINGS LP, as Borrower

By:	/s/ Robert C. Reeves
Robert C. Reeves
President and Chief Executive Officer

ATHLON ENERGY LLC
ATHLON ENERGY OPERATING LLC
ATHLON FE OPERATING LLC

By:	/s/ Robert C. Reeves
Robert C. Reeves
Chief Executive Officer

ATHLON FE ENERGY LP
By: Athlon Energy LLC, its general partner

	By:	/s/ Robert C. Reeves
Robert C. Reeves
Chief Executive Officer

ATHLON ENERGY LP
By: Athlon Energy LLC, its general partner

	By:	/s/ Robert C. Reeves
Robert C. Reeves
Chief Executive Officer

[SIGNATURE PAGE TO BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

BANK OF AMERICA, N.A., as the Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:	/s/ Jeffrey Bloomquist
Jeffrey Bloomquist
Managing Director

[SIGNATURE PAGE TO BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

BANK OF AMERICA, N.A., as the Collateral Agent

By:	/s/ Jeffrey Bloomquist
Name:	Jeffrey Bloomquist
Title:	Managing Director

[SIGNATURE PAGE TO BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

[SIGNATURE PAGE TO BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

[SIGNATURE PAGE TO BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Director

[SIGNATURE PAGE TO BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

By:	/s/ Ting Lee
Name:	Ting Lee
Title:	Director

[SIGNATURE PAGE TO BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

[SIGNATURE PAGE TO BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

UNION BANK, N.A., as a Lender

By:	/s/ Alison White
Name:	Alison White
Title:	Vice President

[SIGNATURE PAGE TO BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

[SIGNATURE PAGE TO BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

CITIBANK, N.A., as a Lender

By:	/s/ John Miller
Name:	John Miller
Title:	Vice President

[SIGNATURE PAGE TO BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Authorized Signatory

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

[SIGNATURE PAGE TO BORROWING BASE REDETERMINATION AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT]